UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant [ ]   Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                           First Financial Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

                             Lola Brown Trust No. 1B
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:________
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:  ____________________
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     (4) Date Filed:  ______________________

                                 STEWART HOREJSI
                               200 SOUTH SANTA FE
                              SALINA, KANSAS 67401


Dear Fellow Shareholder:

         I am writing this letter on behalf of the First Financial Shareholders for Tomorrow, which includes the five largest shareholders of First Financial Fund, Inc. (the "Fund"). The participants in First Financial Shareholders for Tomorrow own more than 39% of the Fund's stock.

         The Fund has called its annual meeting of shareholders for the purpose of electing two (2) directors. The meeting is scheduled to be held on August 12, 2002 at 10:30 a.m., at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

         First Financial Shareholders for Tomorrow is seeking your support in electing its nominees, Dr. Dean Jacobson and Joel W. Looney, to the Fund's Board of Directors. As the Fund's largest shareholders, participants in First Financial Shareholders for Tomorrow believe that they have the greatest financial incentive to ensure that the Fund's performance is strong. The incumbent directors running for reelection each oversee more than 70 other portfolios, and First Financial Shareholders for Tomorrow does not believe these incumbents can provide a sufficiently high level of attention for your Fund if they are simultaneously serving as directors or trustees of so many other investment funds.

         Please vote "FOR" the election of nominees of First Financial Shareholders for Tomorrow as directors of the Fund and return your proxy card now in the enclosed envelope. If you have any questions or need assistance in voting your shares, please contact MacKenzie Partners, Inc., who is assisting in the solicitation, toll-free at (800) 322-2885.

                                                     Sincerely yours,


                                                     STEWART R. HOREJSI

                        PROXY STATEMENT IN OPPOSITION TO
                  THE SOLICITATION BY THE BOARD OF DIRECTORS OF
                           FIRST FINANCIAL FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                          To be held on August 12, 2002


To Our Fellow Shareholders:

         This proxy statement and the enclosed GREEN proxy card are being furnished by First Financial Shareholders for Tomorrow ("Shareholders for Tomorrow") to holders of record on May 22, 2002 (the "Record Date") of shares of common stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies by Shareholders for Tomorrow for use at the annual meeting of shareholders of the Fund scheduled to be held on Monday, August 12, 2002 at 10:30 a.m., local time, and any and all adjournments or postponements thereof. The annual meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. We estimate that this proxy statement and the accompanying GREEN proxy card will first be sent to the Fund's shareholders on or about June __, 2002.

         The election of two Class I directors of the Fund is the only matter scheduled to be voted upon at the annual meeting. Shareholders for Tomorrow is soliciting your proxy in support of the election of Dr. Dean Jacobson and Joel
W. Looney, Shareholders for Tomorrow's two nominees as Class I directors (terms expiring in 2005) of the Fund's Board of Directors.

              REASONS FOR SHAREHOLDERS FOR TOMORROW'S SOLICITATION

         Shareholders for Tomorrow has undertaken this proxy solicitation because it believes its nominees will provide an important and necessary voice for Fund shareholders. The largest shareholder participating in Shareholders for Tomorrow, the Lola Brown Trust No. 1B (the "Trust") has owned the Fund's common stock since August 1999 and has invested more than $22 million in 2,568,200 (or approximately 10.9%) of the Fund's shares. In addition to the Trust's holdings, other participants in Shareholders for Tomorrow (described below) hold a total of approximately 6,775,000 shares, or about 28.7% of the Fund's shares. Thus, in the aggregate, the participants in Shareholders for Tomorrow include the five largest shareholders of the Fund, holding approximately 39.6% of the Fund's shares.

         Because of their substantial investment in the Fund, the participants in Shareholders for Tomorrow have considerable economic motivation to ensure that the Fund's performance is and remains strong. For the reasons stated below, Shareholders for Tomorrow believes that its nominees will provide the requisite "voice" for shareholders and will make sure that Fund performance remains strong.

         Shareholders for Tomorrow would like shareholders to consider two important reasons for supporting its nominees:

         o First, Shareholders for Tomorrow believes that the nominees of the Fund's board of directors, Messrs. Dorsey and La Blanc, may not provide a sufficiently high level of attention for your Fund when they are simultaneously serving as directors or trustees of more than 70 other investment funds. According to the Fund's proxy statement, Mr. Dorsey currently serves as a director or trustee of 78 portfolios within the Prudential Fund Complex. Similarly, Mr. La Blanc currently serves as a director or trustee of 74 portfolios within the Prudential Fund Complex. Fund directors have a duty to closely monitor the Fund's investments and Shareholders for Tomorrow believes Fund shareholders should carefully consider whether Messrs. Dorsey and La Blanc's responsibilities to so many other investment funds will impact their ability to adequately monitor Fund investments and otherwise fulfill their duties as shareholder "watchdogs." .

          o Second, Shareholders for Tomorrow believes that share ownership by Fund directors should be an important consideration for shareholders because it necessarily gives the director an "owner's perspective" when making strategic decisions on behalf of the Fund. Shareholders for Tomorrow believes it is simply common sense that a director who is also a significant "owner" will pay more attention to his or her investment (i.e., the Fund) than a non-owner director. Because of the significant level of share ownership by the participants in Shareholders for Tomorrow, a strong "owner's perspective" exists with respect to the Fund and Shareholders for Tomorrow will strongly encourage its nominees to become significant holders in the Fund's shares. In contrast, based on most recent filings with the SEC, current officers and directors of the Fund hold fewer than 6,000 of the Fund's shares. Although the Fund's proxy statement does not indicate exactly how many shares the Fund's incumbent directors and officers hold, it concedes that the Fund's directors and officers own less than 1% of the shares. According to their mandatory filings with the SEC, Messrs. Dorsey and La Blanc, the incumbent directors nominated under the Fund's proxy statement, own less than 3,000 shares together. Simply put, Shareholders for Tomorrow believes that directors owning so little of the Fund will not have the same incentive as owner-directors when it comes to maximizing Fund performance and shareholder return.

          On March 26, 2002, the Trust sent a letter to the Fund indicating the Trust's intention to nominate Dr. Jacobson and Mr. Looney for election as directors at the annual meeting unless the Fund's nominating committee nominated Dr. Jacobson and Mr. Looney. The Fund's nominating committee consisted of three directors, Messrs. Dorsey, La Blanc and Whitehead. At the nominating committee's meeting on May 21, 2002, the nominating committee essentially voted to nominate its own members by recommending two of its three members, Messrs. Dorsey and La Blanc, be nominated for reelection. As a result, Shareholders for Tomorrow has commenced this solicitation in order to provide the Fund's shareholders with a choice of nominees for election to the Fund's board.

                                VOTING PROCEDURES

         If you wish to vote for Shareholders for Tomorrow's nominees, you may do so by completing and returning a GREEN proxy card. A GREEN proxy card that is returned to Shareholders for Tomorrow or its agent will be voted as the shareholder indicates thereon. If a GREEN proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of Shareholders for Tomorrow's nominees.

         Discretionary authority is provided in the proxy sought hereby as to other business as may properly come before the annual meeting (of which Shareholders for Tomorrow is not aware as of the date of this proxy statement) and matters incident to the conduct of the annual meeting, which discretionary authority will be exercised in accordance with Rule 14a-4 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          Your vote at the annual meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly.

         The Fund currently has a total of five directors, divided into three classes. There are two Class I directors, whose terms expire in 2002, two Class II directors, whose terms expire in 2003, and one Class III director, whose term expires in 2004. As described more fully above under "Reasons for the Solicitation," the participants in Shareholders for Tomorrow believe that, as the Fund's five largest shareholders, they have the greatest economic motivation to ensure that the Fund's performance will be strong. At the annual meeting, the Trust will propose Dr. Dean Jacobson and Joel W. Looney as the Class I directors (terms expiring in 2005) to be elected at the annual meeting. GREEN proxy cards that are properly signed, dated and returned will be voted in a manner consistent with this proposal.

Voting, Quorum

         Only shareholders of record on the Record Date will be entitled to vote at the annual meeting. According to information contained in the Fund's 2002 proxy statement, there were 23,622,382 shares of the Fund's common stock issued and outstanding as of the Record Date. Holders of record on the Record Date will be entitled to cast one vote on each matter for each share of the Fund's common stock held by them. Shares of the Fund's common stock do not have cumulative voting rights. Directors of the Fund are elected by a vote of a majority of the outstanding voting shares. Shareholders for Tomorrow recommends that shareholders vote FOR the election of its nominees, Dr. Jacobson and Mr. Looney.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, as will shares in which the shareholder elects to withhold authority to vote for all nominees. Broker non-votes and withheld shares will effectively will be a vote against any nominees, because the required vote is a majority of the Fund's outstanding shares.

         Under the By-Laws of the Fund, a quorum for the transaction of business is constituted by the presence in person or by proxy of a majority of the outstanding shares of the Fund entitled to vote at the meeting.

Revocation of Proxies

         Any proxy given in connection with the annual meeting (whether given to the Fund or to Shareholders for Tomorrow) may be revoked by a shareholder at any time prior to the voting thereof at the annual meeting by delivering a written revocation to the Secretary of the Fund or to the presiding officer at the annual meeting, by executing and delivering a later dated proxy to Shareholders for Tomorrow or the Fund or their solicitation agents, or by voting in person at the annual meeting. Attendance at the annual meeting will not in and of itself revoke a proxy.

         There is no limit on the number of times that a shareholder may revoke his or her proxy prior to the annual meeting. Only the latest dated, properly signed proxy card will be counted.

         IF YOU HAVE ALREADY SENT A PROXY CARD TO THE BOARD OF DIRECTORS OF THE FUND, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE NOMINEES OF SHAREHOLDERS FOR TOMORROW BY SIGNING, DATING AND MAILING THE ENCLOSED GREEN PROXY CARD IN THE ENVELOPE PROVIDED.

         IF YOU WISH TO VOTE FOR SHAREHOLDERS FOR TOMORROW"S NOMINEES, YOU MAY DO SO BY COMPLETING AND RETURNING A GREEN PROXY CARD. A GREEN PROXY CARD THAT IS RETURNED TO SHAREHOLDERS FOR TOMORROW OR ITS AGENT WILL BE VOTED AS THE SHAREHOLDER INDICATES THEREON. IF A GREEN PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED IN FAVOR OF SHAREHOLDERS FOR TOMORROW'S NOMINEES.

                INFORMATION CONCERNING SHAREHOLDERS FOR TOMORROW

          Shareholders for Tomorrow was formed by the Trust and the other trusts for the benefit of certain members of the Horejsi family described below. The Trust is a trust organized by Lola Brown for the benefit of her issue. The business address of the Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the Trust owned 2,568,200 shares of the Fund's common stock, representing approximately 10.9% of the issued and outstanding shares of the Fund's common stock. Information regarding purchases of shares of the Fund's common stock by the Trust during the last two years is set forth on Exhibit 1 attached hereto. During such period, the Trust has not sold any shares of the Fund. The trustees of the Trust, Badlands Trust Company ("Badlands"), Susan Ciciora and Larry Dunlap, may be deemed to control the Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Trust. Accordingly, Badlands, Ms. Ciciora and Mr. Dunlap disclaim beneficial ownership of the shares of the Fund's common stock beneficially owned, directly or indirectly, by the Trust.

         The Ernest Horejsi Trust No. 1B (the "EH Trust") is a trust organized by Ernest Horejsi for the benefit of his issue. The business address of the EH Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the EH Trust owned 1,795,100 shares of the Fund's common stock, representing approximately 7.6% of the issued and outstanding shares of the Fund's common stock. Information regarding purchases of shares of the Fund's common stock by the EH Trust during the last two years is set forth on Exhibit 1 attached hereto. During such period, the EH Trust has not sold any shares of the Fund. The trustees of the EH Trust, Badlands, Ms. Ciciora and Mr. Dunlap, may be deemed to control the EH Trust and may be deemed to possess indirect beneficial ownership of the shares held by the EH Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over the shares held by the EH Trust. Accordingly, Badlands, Ms. Ciciora and Mr. Dunlap disclaim beneficial ownership of the shares of the Fund's common stock beneficially owned, directly or indirectly, by the EH Trust. The EH Trust successfully took control of another closed-end fund, US LIFE Income Fund (now Boulder Growth & Income Fund, Inc.) earlier in 2002.

          The Mildred B. Horejsi Trust (the "Mildred Trust") is a trust organized by Mildred Horejsi for the benefit of her issue. The business address of the Mildred Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the Mildred Trust owned 1,922,400 shares of the Fund's common stock, representing approximately 8.1% of the issued and outstanding shares of the Fund's common stock. Information regarding purchases of shares of the Fund's common stock by the Mildred Trust during the last two years is set forth on Exhibit 1 attached hereto. During such period, the Mildred Trust has not sold any shares of the Fund. The trustees of the Mildred Trust, Badlands, Ms. Ciciora and Brian Sippy, may be deemed to control the Mildred Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Mildred Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over the shares held by the Mildred Trust. Accordingly, Badlands, Ms. Ciciora and Mr. Sippy disclaim beneficial ownership of the shares of the Fund's common stock beneficially owned, directly or indirectly, by the Mildred Trust.

          The Stewart R. Horejsi Trust No. 2 (the "SRH Trust") is a trust organized by Stewart R. Horejsi for the benefit of his issue. The business address of the SRH Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the SRH Trust owned 1,697,900 shares of the Fund's common stock, representing approximately 7.2% of the issued and outstanding shares of the Fund's common stock. Information regarding purchases of shares of the Fund's common stock by the SRH Trust during the last two years is set forth on Exhibit 1 attached hereto. During such period, the SRH Trust has not sold any shares of the Fund. The trustees of the SRH Trust, Badlands, Robert Kastner and Robert Ciciora, may be deemed to control the SRH Trust and may be deemed to possess indirect beneficial ownership of the shares held by the SRH Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over the shares held by the SRH Trust. Accordingly, Badlands, Mr. Kastner and Mr. Ciciora disclaim beneficial ownership of the shares of the Fund's common stock beneficially owned, directly or indirectly, by the SRH Trust.

          The Susan L. Ciciora Trust (the "Susan Trust") is a trust organized by Susan L. Ciciora for the benefit of her issue. The business address of the Susan Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the Susan Trust owned 1,359,800 shares of the Fund's common stock, representing approximately 5.8% of the issued and outstanding shares of the Fund's common stock. Information regarding purchases of shares of the Fund's common stock by the Susan Trust during the last two years is set forth on
Exhibit 1 attached hereto. During such period, the Susan Trust has not sold any shares of the Fund. Badlands, as the sole trustee of the Susan Trust, may be deemed to control the Susan Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Susan Trust. In addition, the SRH Trust, as the sole shareholder of Badlands, may also be deemed to control the Susan Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Susan Trust.

          The John S. Horejsi Trust (the "John Trust") is a trust organized by John S. Horejsi for the benefit of his issue. The business address of the John Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the John Trust owned 100 shares of the Fund's common stock, representing less than 1% of the issued and outstanding shares of the Fund's common stock. Information regarding purchases of shares of the Fund's common stock by the John Trust during the last two years is set forth on Exhibit 1 attached hereto. During such period, the John Trust has not sold any shares of the Fund. Badlands, the sole trustee of the John Trust, may be deemed to control the John Trust and may be deemed to possess indirect beneficial ownership of the shares held by the John Trust.

     Badlands is a South Dakota corporation organized and chartered to act as a private trust company to administer the Trust as well as other related trusts. The directors of Badlands are Mr. Dunlap, Mr. Stephen C. Miller, Robert Ciciora, who is the brother-in-law of Ms. Ciciora, Gail G. Gubbels and Marty Jans. The executive officers of Badlands are Mr. Gubbels, President, Mr. Jans, Secretary, and Mr. Miller, Vice President and Assistant Secretary. Badlands is wholly owned by the SRH Trust. The business address of Badlands is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. By virtue of the relationships described above, Messrs. Dunlap, Miller, Jans and Ciciora and Gubbels may be deemed to share the indirect power to vote and direct the disposition of the shares deemed to be indirectly held by Badlands, but such persons disclaim beneficial ownership of such shares. The business address of Mr. Miller is 1680 38th Street, Suite 800, Boulder, Colorado 80301, of Mr. Dunlap is 223 N. Santa Fe, P.O. Box 121, Salina, Kansas 67401, of Messrs. Jans and Gubbels, 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078, and of Mr. Ciciora, 731 Dorchester Drive, Bolingbrook, Illinois 60441.

                                   BACKGROUND

          Among other investments, the Trust and certain of the other Horejsi family trusts have substantial investments in another closed-end mutual fund called the Boulder Total Return Fund, Inc. (the "BTF Fund"). Mr. Looney (one of Shareholders for Tomorrow's nominees for election to the Fund's Board of Directors) is a director of the BTF Fund and Richard Barr, a current director of the Fund, is also a director of the BTF Fund. Stewart Horejsi is the investment manager of each of the two investment advisors that provide investment advisory services to the BTF Fund.

          The BTF Fund was ranked by Lipper as the #1 fund for the year 2000 for its investment performance in the closed-end Growth & Income Fund category out of eight funds and the #2 fund for the year 2001. In calendar year 2000, the BTF Fund achieved a total return on its net assets of 24.53% (compared to a 9.10% loss returned by the S&P 500 Index for the same period), and during calendar year 2001, the BTF Fund achieved a total return on its net assets of 15.9% (compared with -11.9% returned by the S&P 500 Index for the same period).

                                  THE NOMINEES

     GREEN proxy cards which are signed, dated and returned to Shareholders for Tomorrow or its agent, MacKenzie Partners, Inc., will be voted in favor of the election of Dr. Jacobson and Mr. Looney. Dr. Jacobson and Mr. Looney have furnished Shareholders for Tomorrow with the following information concerning their employment history and certain other matters:

-------------------------------------------------------------------------------
Name, Address and Age  Principal occupations during last 5 years; other directorships held by Nominee
-------------------------------------------------------------------------------

Dr. Dean Jacobson      Founder and President of Forensic Engineering, Inc.
4747 S. Lakeshore Dr.  (expert witnesss for litigation)since 1977; since 1997
Suite 203              Professor Emeritus at Arizona State University; prior to
Tempe, Arizona         1997 Professor of Engineering at Arizona State
85282                  University.
Age:  63

-------------------------------------------------------------------------------

Joel W. Looney         Partner of Financial Management Group, LLC (financial
506 S. Cherry St.      planning services for individuals and businesses) since
Lindsborg, Kansas      July 1999; Vice President and Chief Financial Officer of
67456                  Bethany College from June 1995 to June 1999; Director of
Age: 40                Boulder Total Return Fund, Inc. and Boulder Growth &
                       Income Fund, Inc.

-------------------------------------------------------------------------------

     Dr. Jacobson and Mr. Looney have consented to being named in this proxy statement and have agreed to serve as directors of the Fund if elected. They have no family relationship with each other. Neither Dr. Jacobson nor Mr. Looney is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Neither Dr. Jacobson nor Mr. Looney have ever been an officer, employee, director, general partner or shareholder of Wellington Management Company, LLP, the Fund's current investment advisor, or an affiliate thereof, nor do either have any other material direct or indirect interest in such investment advisor or any of its affiliates or the Fund's administrator, Prudential Investments Fund Management LLC. If elected, Dr. Jacobson and Mr. Looney would oversee the Fund, but not any other portfolio in the "fund complex" of which the Fund is a part. The aggregate value of the shares of the Fund owned by Mr. Looney is less than $10,000 and Dr. Jacobson does not currently own shares of the Fund.

     Neither Dr. Jacobson nor Mr. Looney have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates. Shareholders for Tomorrow has agreed to indemnify Dr. Jacobson and Mr. Looney for any liabilities they may incur in connection with this proxy solicitation.

         According to the Fund's 2002 proxy statement, each director of the Fund receives an annual fee of $5,000 and all directors are reimbursed for travel and out-of-pocket expenses associated with attending board meetings. According to the Fund's 2002 proxy statement, directors of the Fund do not receive pension or retirement benefits from the Fund. In addition, according to the Fund's 2002 proxy statement, all current directors of the Fund other than Mr. Barr also serve as directors of, and are similarly compensated by, the five other funds in the same "fund complex."

                        BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of May 22, 2002 regarding the beneficial ownership of shares of the Fund's common stock by (i) each beneficial owner of more than 5% of the outstanding shares of the Fund's common stock (based on information contained in filings with the Commission),
(ii) Shareholders for Tomorrow's nominees for director, (iii) the current executive officers and directors of the Fund (based on information filed with the Securities and Exchange Commission), and (iv) all directors and executive officers as a group.

                                       Position     Common Stock
                                       with the     Beneficially
Name and Address                        Fund           Owned             Percent
-------------------------------------------------------------------------------

The Lola Brown Trust No. 1B*             ---        2,568,200 shares      10.9%

The Ernest Horejsi Trust No. 1B*         ---        1,795,100 shares       7.6%

The Mildred B. Horejsi Trust*            ---        1,922,400 shares       8.1%

The Stewart Horejsi Trust No. 2*         ---        1,697,900 shares       7.2%

The Susan L. Ciciora Trust*              ---        1,359,800 shares       5.8%

The John S. Horejsi Trust*               ---              100 shares       ***

Badlands Trust Company*                  ---        1,359,800 shares**     5.8%

Dr. Dean Jacobson                      Nominee            ---              ***
4747 S. Lakeshore Drive, Suite 203
Tempe, Arizona 85282

Joel W. Looney                         Nominee            200 shares       ***
506 S. Cherry St.
Lindsborg, Kansas 67456

Richard I. Barr                        Director           100 shares       ***
6831 East Solano Drive
Phoenix, Arizona 85061

Eugene C. Dorsey                       Director and       613 shares       ***
2010 Harbourside Drive, #2003          Nominee
Longboat Key, Florida 34228

Robert E. La Blanc                     Director and     2,000 shares       ***
323 Highland Avenue                    Nominee
Ridgewood, New Jersey 07450

Thomas T. Mooney                       President,       3,000 shares       ***
55 St. Paul Street                     Treasurer and
Rochester, New York 14604              Director

Clay T. Whitehead                      Director            ---             ***
P.O. Box 8090
McLean, Virginia 22106

Arthur J. Brown                        Secretary           ---             ---
1800 Massachusetts Avenue, NW
Washington, D.C.  20036

R. Charles Miller                      Assistant Secretary ---             ---
1800 Massachusetts Avenue, NW
Washington, D.C.  20036

Directors and Officers as a group      ---               5,713 shares      ***

-------------------
* The address for each of these entities is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078.
**   Includes 1,359,800 shares directly owned by The Susan L. Ciciora Trust
***  Less than 1.0%

                              SHAREHOLDER PROPOSALS

         According to the Fund's proxy statement, the Fund's By-Laws require shareholders wishing to nominate directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's proxy statement for its previous year's annual meeting was first released to shareholders. Accordingly, if a shareholder intends to present a proposal at the Fund's annual meeting of shareholders in 2003 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 by March 5, 2003. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the shareholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Shareholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Shareholder nominations or proposals not received by March 5, 2003 will not be considered "timely" within the meaning of Rule 14a-4(c) of the Securities Exchange Act.

                                THE SOLICITATION

         Proxies will be solicited by mail and possibly by telephone, personal interview or by other means. In addition, Shareholders for Tomorrow has retained MacKenzie Partners, Inc. to assist and to provide advisory services in connection with this proxy solicitation for which it will be paid a fee of $25,000 and will be reimbursed for reasonable out-of-pocket expenses. Shareholders for Tomorrow will indemnify MacKenzie Partners against certain liabilities and expenses in connection with this proxy solicitation, including liabilities under the federal securities laws. MacKenzie Partners has advised Shareholders for Tomorrow that approximately 25 of MacKenzie Partners' employees will provide assistance in connection with the proxy solicitation. No officers, directors or employees of Shareholders for Tomorrow or its participants will solicit proxies. Certain officers, directors or employees of Badlands, the trustee of certain participants in Shareholders for Tomorrow, may solicit proxies.

         Banks, brokerage houses and other custodians, nominee and fiduciaries will be requested to forward this proxy statement and the accompanying GREEN proxy card to the beneficial owner of shares of common stock for whom they hold of record and Shareholders for Tomorrow will reimburse them for their reasonable out-of-pocket expenses.

         The expenses related to this proxy solicitation will be borne by Shareholders for Tomorrow. Shareholders for Tomorrow estimates that the total amount of expenses to be incurred by it in this proxy solicitation will be approximately $150,000. Expenses to date have been approximately $25,000. Shareholders for Tomorrow will not seek reimbursement from the Fund for these expenses.

         If you have any questions concerning this proxy statement or need help voting your shares, please call:

                            [MacKenzie Partners Logo]

                               105 Madison Avenue
                            New York, New York 10016
                       email: proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885


Dated: June __, 2002

Exhibit 1

                  ALL SECURITIES OF THE FUND PURCHASED OR SOLD
          WITHIN THE PAST TWO YEARS BY THE PARTICIPANTS IN SHAREHOLDERS
                         FOR TOMORROW AND THE NOMINEES

                  ALL SECURITIES OF THE FUND PURCHASED OR SOLD
          WITHIN THE PAST TWO YEARS BY THE PARTICIPANTS IN SHAREHOLDERS
                         FOR TOMORROW AND THE NOMINEES


  Lola Brown Trust No. 1B
  Purchases During the Last Two Years

  Date                  Shares

  02/09/01              5000
  02/09/01              5000
  02/09/01              5000
  02/09/01              4500
  02/09/01              500
  02/12/01              5000
  02/12/01              5000
  02/12/01              5000
  02/12/01              2900
  02/12/01              2100
  02/12/01              1400
  02/15/01              1600
  02/15/01              200
  02/16/01              10000
  02/22/01              9000
  02/22/01              3800
  02/22/01              1000
  02/22/01              600
  02/22/01              400
  02/23/01              2000
  02/23/01              2000
  02/23/01              2000
  02/23/01              2000
  02/23/01              1200
  02/26/01              10000
  02/26/01              5000
  02/28/01              10000
  03/02/01              15000
  03/02/01              2000
  03/02/01              1000
  03/05/01              10000
  03/05/01              5700
  03/05/01              5000
  03/05/01              2000
  03/05/01              2000
  03/06/01              2000
  03/07/01              10000
  03/07/01              10000
  03/07/01              5000
  03/07/01              4800
  03/07/01              3200
  03/07/01              2000
  03/07/01              2000
  03/07/01              1900
  03/08/01              10000
  03/08/01              10000
  03/09/01              19500
  03/12/01              15000
  03/12/01              10000
  03/12/01              9500
  03/12/01              500
  03/13/01              3000
  03/13/01              3000
  03/13/01              800
  03/14/01              15000
  03/14/01              12000
  03/14/01              11000
  03/14/01              5000
  03/14/01              2000
  03/15/01              5000
  03/15/01              2000
  03/15/01              2000
  03/16/01              4000
  03/16/01              2000
  03/16/01              2000
  03/16/01              2000
  03/16/01              1500
  03/16/01              1000
  03/16/01              500
  03/19/01              4000
  03/19/01              2000
  03/19/01              2000
  03/19/01              2000
  03/20/01              4000
  03/20/01              1400
  03/21/01              3000
  03/21/01              2200
  03/21/01              2000
  03/21/01              1500
  03/21/01              600
  03/22/01              15000
  03/22/01              11000
  03/22/01              11000
  03/22/01              4600
  03/26/01              5000
  03/26/01              5000
  03/26/01              5000
  03/26/01              4300
  03/26/01              3000
  03/26/01              2000
  03/26/01              2000
  03/26/01              1900
  03/26/01              1000
  03/26/01              200
  03/27/01              15000
  03/27/01              14500
  03/27/01              3000
  03/27/01              3000
  03/27/01              2000
  03/27/01              2000
  03/27/01              1000
  03/27/01              500
  03/29/01              10000
  03/29/01              5400
  03/29/01              4400
  03/29/01              2000
  04/02/01              12000
  04/02/01              3000
  04/02/01              2500
  04/02/01              2100
  04/02/01              2000
  04/02/01              1900
  04/02/01              1800
  04/02/01              1000
  04/04/01              5000
  04/04/01              4200
  04/04/01              2000
  04/04/01              2000
  04/04/01              1300
  04/04/01              700
  04/05/01              10000
  04/05/01              2000
  04/05/01              2000
  04/05/01              1200
  04/05/01              1000
  04/05/01              1000
  04/05/01              600
  04/06/01              15000
  04/06/01              11400
  04/06/01              6000
  04/06/01              5000
  04/09/01              2600
  04/09/01              1000
  04/10/01              7300
  04/10/01              2000
  04/10/01              2000
  04/10/01              1600
  04/10/01              1200
  04/10/01              1100
  04/10/01              1100
  04/10/01              1000
  04/11/01              9500
  04/11/01              900
  04/11/01              600
  04/12/01              2800
  04/12/01              2400
  04/12/01              1000
  04/12/01              600
  05/14/01              5000
  05/14/01              5000
  05/14/01              1600
  05/14/01              1300
  05/14/01              1300
  05/21/01              3800

  Stewart R. Horejsi Trust No.2
  Purchases During the Last Two Years

  Date                  Shares

  06/01/00              5900
  06/01/00              2100
  06/01/00              1000
  06/05/00              4200
  06/06/00              25000
  06/07/00              800
  06/07/00              17000
  06/07/00              10000
  06/07/00              9500
  06/08/00              10500
  06/09/00              100
  06/12/00              14600
  06/12/00              10000
  06/12/00              5000
  06/12/00              1200
  06/13/00              1200
  06/13/00              6100
  06/14/00              10000
  06/14/00              4000
  06/14/00              2000
  06/15/00              11800
  06/19/00              5000
  06/19/00              2200
  06/19/00              1100
  06/20/00              16700
  06/21/00              9600
  06/21/00              4300
  06/22/00              8700
  06/22/00              5000
  06/26/00              5200
  06/26/00              5200
  06/26/00              5000
  06/26/00              4800
  06/26/00              1200
  06/27/00              24200
  06/27/00              3600
  06/28/00              50000
  06/28/00              16000
  06/28/00              7000
  06/28/00              5800
  06/29/00              11100
  06/29/00              8500
  06/29/00              8000
  06/29/00              5500
  06/29/00              2400
  06/30/00              7800
  06/30/00              5000
  07/05/00              12300
  07/05/00              8400
  07/05/00              5000
  07/05/00              2400
  07/05/00              2100
  07/05/00              2100
  07/06/00              700
  07/07/00              2600
  07/07/00              600
  07/10/00              4000
  07/10/00              4000
  07/10/00              4000
  07/10/00              3500
  07/10/00              2600
  07/10/00              1700
  07/10/00              700
  07/11/00              5000
  07/11/00              2000
  07/11/00              1400
  07/12/00              5000
  07/12/00              4900
  07/13/00              4600
  07/13/00              3000
  07/13/00              2900
  07/13/00              1100
  07/13/00              500
  07/14/00              4000
  07/14/00              2000
  07/14/00              2000
  07/14/00              2000
  07/14/00              1000
  07/14/00              1000
  07/14/00              300
  07/14/00              10000
  07/14/00              200
  07/18/00              3000
  07/18/00              800
  07/18/00              800
  07/19/00              15000
  07/19/00              9700
  07/19/00              6300
  07/19/00              5000
  07/19/00              3300
  07/19/00              2000
  07/19/00              2000
  07/19/00              1000
  07/19/00              1000
  07/19/00              300
  07/20/00              2600
  07/24/00              7000
  07/24/00              5000
  07/24/00              5000
  07/24/00              2400
  07/24/00              2000
  07/25/00              6000
  07/25/00              4000
  07/25/00              1000
  07/26/00              2000
  07/27/00              12000
  07/27/00              10000
  07/27/00              7100
  07/27/00              5000
  07/27/00              600
  07/28/00              22200
  07/31/00              7200
  07/31/00              2700
  08/01/00              7200
  08/01/00              6000
  08/01/00              5000
  08/01/00              4700
  08/02/00              1400
  08/03/00              10000
  08/03/00              8600
  08/04/00              13900
  08/04/00              5000
  08/07/00              10000
  08/07/00              3900
  08/07/00              3900
  08/07/00              3000
  08/08/00              4900
  08/10/00              15900
  08/10/00              14100
  08/10/00              1500
  08/14/00              15000
  08/14/00              15000
  08/14/00              6000
  08/14/00              3000
  08/14/00              2000
  08/15/00              5200
  08/16/00              10000
  08/16/00              700
  08/17/00              14100
  08/18/00              10100
  08/18/00              10000
  08/18/00              10000
  08/18/00              2000
  08/18/00              1700
  08/21/00              11600
  08/25/00              20000
  08/28/00              15000
  08/28/00              3000
  08/28/00              2000
  08/29/00              5000
  08/29/00              1400
  09/01/00              12000
  09/05/00              10000
  09/05/00              10000
  09/05/00              5000
  09/05/00              5000
  09/05/00              3200
  09/05/00              2400
  09/05/00              2000
  09/05/00              1200
  09/07/00              7500
  09/07/00              5600
  09/07/00              5000
  09/08/00              1000
  09/11/00              20000
  09/11/00              15000
  09/11/00              4800
  09/13/00              3000
  09/18/00              10800
  09/18/00              5000
  09/19/00              24100
  09/19/00              10000
  09/19/00              4600
  09/20/00              20000
  09/20/00              16000
  09/20/00              10000
  09/20/00              6000
  09/21/00              12700
  09/21/00              7000
  09/21/00              6000
  09/22/00              10000

  Susan L. Ciciora Trust
  Purchases During the Last Two Years

  Date                  Shares

  09/21/00              10000
  09/22/00              16700
  09/22/00              10900
  09/22/00              5000
  09/28/00              10000
  09/28/00              10000
  09/28/00              10000
  09/28/00              10000
  09/29/00              25200
  09/29/00              7000
  09/29/00              4000
  09/29/00              3000
  09/29/00              1000
  10/02/00              2500
  10/03/00              20000
  10/03/00              10700
  10/05/00              15000
  10/10/00              10000
  10/13/00              5000
  10/13/00              2100
  10/13/00              1000
  10/16/00              5000
  10/16/00              5000
  10/16/00              4000
  10/16/00              3000
  10/16/00              1700
  10/16/00              1000
  10/17/00              15000
  10/17/00              6500
  10/17/00              5000
  10/17/00              5000
  10/17/00              3000
  10/17/00              1500
  10/18/00              10000
  10/18/00              8700
  10/18/00              5200
  10/18/00              5000
  10/18/00              5000
  10/18/00              2200
  10/19/00              10000
  10/20/00              6300
  10/20/00              5500
  10/20/00              4500
  10/23/00              5000
  10/23/00              4000
  10/24/00              6000
  10/24/00              5000
  10/24/00              4000
  10/24/00              3000
  10/25/00              5000
  10/25/00              5000
  10/25/00              5000
  10/26/00              11500
  10/26/00              11000
  10/26/00              10000
  10/26/00              9000
  10/26/00              1800
  10/30/00              17000
  11/06/00              5000
  11/06/00              5000
  11/06/00              1500
  11/06/00              10000
  11/06/00              10000
  11/06/00              10000
  11/06/00              4900
  11/06/00              2000
  11/06/00              900
  11/07/00              5000
  11/07/00              5200
  11/08/00              1000
  11/10/00              5000
  11/13/00              20000
  11/14/00              1100
  11/14/00              3900
  11/14/00              10000
  11/14/00              10000
  11/14/00              10000
  11/14/00              5000
  11/14/00              5000
  11/14/00              6000
  11/14/00              5000
  11/14/00              5000
  11/14/00              3800
  11/14/00              200
  11/15/00              8500
  11/15/00              500
  11/15/00              18700
  11/15/00              11000
  11/16/00              200000
  11/16/00              4000
  11/16/00              300
  11/17/00              50000
  11/17/00              50000
  11/17/00              30000
  11/17/00              10000
  11/17/00              10000
  11/17/00              10000
  11/17/00              10000
  11/17/00              10000
  11/17/00              10000
  11/17/00              10000
  11/17/00              5000
  11/20/00              10000
  11/20/00              5000
  11/20/00              2000
  11/20/00              2000
  11/20/00              2000
  11/21/00              5000
  11/21/00              2800
  11/22/00              6000
  11/22/00              6000
  11/22/00              5000
  11/27/00              5000
  11/28/00              5000
  11/28/00              5000
  11/28/00              2800
  11/28/00              2000
  11/28/00              2000
  11/28/00              200
  11/29/00              12000
  11/29/00              10000
  11/29/00              2000
  11/30/00              10000
  11/30/00              8800
  11/30/00              8300
  11/30/00              1200
  12/01/00              14400
  12/01/00              5000
  12/01/00              2400
  12/01/00              200
  12/04/00              15000
  12/04/00              5000
  12/05/00              5000
  12/05/00              5000
  12/05/00              5000
  12/05/00              2000
  12/05/00              2000
  12/05/00              2000
  12/06/00              10000
  12/06/00              5000
  12/06/00              1500
  12/07/00              5000
  12/07/00              3500
  12/08/00              3200
  12/11/00              10000
  12/11/00              10000
  12/11/00              5000
  12/11/00              5000
  12/11/00              2800
  12/11/00              2000
  12/11/00              1500
  12/11/00              1200
  12/11/00              200
  12/12/00              5000
  12/12/00              5000
  12/12/00              5000
  12/12/00              5000
  12/12/00              2000
  12/12/00              1000
  12/13/00              5000
  12/13/00              5000
  01/18/01              25000
  01/24/01              8400
  01/26/01              30000
  01/26/01              5000
  01/31/01              800
  01/31/01              500

  Joel W. Looney
  Purchases During the Last Two Years

  Date                  Shares

  10/1/01               50
  12/6/01               150

         The funds used by the Trust to purchase the above-listed shares were provided by the Trust's cash on hand, from intertrust advances from related trusts, and from margin borrowings under a cash management account maintained by the Trust with Merrill Lynch, Pierce, Fenner & Smith Incorporated, which margin loans aggregated $109,590,410.92 as of May 22, 2002.

                                      PROXY
                                   APPENDIX 1

                                   PROXY CARD

       THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF
                          FIRST FINANCIAL FUND, INC. BY
                    FIRST FINANCIAL SHAREHOLDERS FOR TOMORROW

         Proxy for the August 12, 2002 annual meeting of shareholders of
                           First Financial Fund, Inc.

The undersigned holder of shares of common stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stewart R. Horejsi, Stephen
C. Miller and Nicole L. Murphey, and each of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of common stock of the Fund that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 on Monday, August 12, 2002 at 10:30 a.m., local time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the proxy statement of First Financial Shareholders for Tomorrow and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting. A majority of the proxies present and acting at the annual meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                     THIS PROXY IS CONTINUED ON THE REVERSE.

      Please Sign and Date Your Proxy Card on the Reverse and Return Today.

-------------------------------------------------------------------------------

                                      PROXY

Important: Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "For" the Proposal below.

Proposal: Election of the following two nominees proposed by First Financial Shareholders for Tomorrow as Directors: Dr. Dean Jacobson and Joel W. Looney

                           [ ] FOR                    [ ] WITHHOLD

             You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee.

             First Financial Shareholders for Tomorrow recommends that shareholders vote FOR the Proposal.

                  Signature(s) _______________________________
                              ------------------------------------------
                              Date  ___________
                Title (if applicable) __________________________
                             Important: Please sign exactly as appears hereon or on the proxy card previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person.

             Please Sign, Date and Return this Proxy Card Promptly.